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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) January 7, 1997
                                                        ---------------

                           SEPTIMA ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)
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          Colorado                   33-25126-D           85-0368333
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(State or Other Jurisdiction         (Commission        (IRS Employer
      of Incorporation)              File Number     Identification No.)

          600 Sandtree Drive, Suite 212, Lake Park, Florida     33403
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              (Address of Principal Executive Offices)        (Zip Code)


       Registrant's telephone number, including area code (561) 624-7299
                                                          --------------


                                Not Applicable
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                            Exhibit Index on Page 3

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Item 4.  Changes in Registrant's Certifying Accountant
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     By letter dated January 7, 1997, the Company notified the accounting firm of Delisi, Henninger and Associates that they would not be retained as auditor for the registrant for the year 1997.

     Delisi, Henninger and Associates' report on the financial statements prepared for the registrant for each of the last two fiscal years in the period ended May 31, 1996, did not contain an adverse opinion or disclaimers of opinion and were not qualified or modified as to audit scope, or accounting principles, except as follows:

     The Accountant's Report of Delisi, Henninger and Associates on the financial statements of Septima Enterprises, Inc. as of and for the year ended May 31, 1996, was modified to refer to uncertainties regarding the final determination of a financing agreement and a marketing agreement discussed in Notes B and K of the Notes to the Financial Statements in the Form 10-KSB filed with the SEC on August 28, 1996.

     The decision to replace Delisi, Henninger and Associates was recommended and approved by the Board of Directors of the registrant due to the registrant's headquarters being relocated to Lake Park, Florida.

     During the period prior to the replacement of Delisi, Henninger and Associates, there were no disagreements with that firm on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of Delisi, Henninger and Associates, would have caused Delisi, Henninger and Associates to make reference to the matter in their reports.

     There were no events of the nature described by subparagraph (v) of Item 304(a)(1) of Regulation S-K during the two fiscal years ended May 31, 1995, and May 31, 1996, and the subsequent interim period prior to January 7, 1997.

     On January 8, 1997, the registrant retained the services of McGladrey & Pullen, LLP, 1555 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401, to be its principal accountant to audit its financial statements.

     At no time prior to retaining the services of McGladrey & Pullen, LLP had the registrant or anyone on its behalf consulted with McGladrey & Pullen, LLP on any matter, including matters that would be required to be reported by Item 304(2) of Regulation S-K.

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Item 7.  Exhibit
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     (c) Exhibit

     Exhibit Number              Exhibit                           Page
     --------------              -------                           ----
          16.1        Letter of Delisi, Henninger and                4
                      Associates regarding change in
                      certifying accountants



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SEPTIMA ENTERPRISES, INC.

Date: January 13, 1997        By: /s/ R. Edwin Morgan
                                  -------------------------------------
                                  R. Edwin Morgan, President and CEO

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